UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (date of earliest event reported): April 2, 2026

Solo Brands, Inc.
(Exact Name of Registrant as Specified in its Charter)
Commission File Number 001-40979

Delaware		87-1360865
State or Other Jurisdiction of Incorporation or Organization		I.R.S. Employer Identification No.

1001 Mustang Dr.
Grapevine,	TX	76051
Address of Principal Executive Offices		Zip Code
(817) 900-2664
Registrant’s Telephone Number, Including Area Code

N/A
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Stock, $0.001 par value per share	SBDS	New York Stock Exchange*

* The registrant’s Class A Common Stock is currently suspended from trading on the New York Stock Exchange. The registrant’s Class A common stock is expected to begin trading on the OTCQB Venture Market on April 6, 2026 under the symbol “SBDS”.

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 3.01 Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

On April 2, 2026, the New York Stock Exchange (the “NYSE”) notified Solo Brands, Inc. (the “Company”) that it had determined to commence proceedings to delist the Company’s Class A common stock, par value $0.001 per share (the “Common Stock”), as a result of the Company’s non-compliance with Rule 802.01B of the NYSE Listed Company Manual, which requires listed companies to maintain an average global market capitalization over a consecutive 30 trading day period of at least $15 million. Trading in the Common Stock on the NYSE was suspended after market close on April 2, 2026.

John Larson, President and Chief Executive Officer, said, “Following the notification from the NYSE, our business continues with no changes to our operations, strategic priorities, or financial position.  Our strategic transformation remains on track, and we intend to continue to operate with full transparency through SEC filings, earnings calls, and ongoing investor relations outreach.  We remain focused on building a lean, profit-driven organization and leveraging our innovation capabilities to strengthen our competitive position.  Our balance sheet remains sound, we are in compliance with all debt covenants, and we continue to prioritize cash flow generation to reduce debt over time.  Ultimately, our objective is to execute consistently, improve profitability, and position the Company to return to a national exchange.”

The Company has a right to appeal the delisting determination to a Committee of the Board of Directors of the NYSE, and is evaluating that option. If the Company does not appeal, or unsuccessfully appeals, such determination, the Company expects that the NYSE will file a Form 25 with the SEC to delist the Company’s Stock from the NYSE and from registration under Section 12(b) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”). The delisting will be effective 10 days after the filing of a Form 25.

As a result of the suspension in trading and potential delisting, the Common Stock is expected to begin trading April 6, 2026 on the OTCQB Venture Market operated by OTC Markets Group, Inc. (the “OTCQB Market”) under the symbol “SBDS”. However, there is no guarantee that a broker will continue to make a market in the Company’s Common Stock or that trading of the Common Stock will continue on the OTCQB Market or elsewhere.

Forward Looking Statements

This Current Report on Form 8-K contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. All statements contained in this Current Report on Form 8-K that do not relate to matters of historical fact should be considered forward-looking statements, including statements regarding the potential delisting of the Company’s Common Stock from the NYSE and the trading of the Common Stock on the OTCQB Market under the symbol “SBDS”, the Company’s operations, strategic priorities, strategic transformation and financial position, and plans to return to a national exchange. These forward-looking statements are based on management’s current expectations. These statements are neither promises nor guarantees, but involve known and unknown risks, uncertainties and other important factors that may cause our actual results, performance or achievements to be materially different from any future results, performance or achievements expressed or implied by the forward-looking statements, including, but not limited to, potential risks associated with trading on the OTCQB Market, including liquidity constraints and limited regulatory oversight; our future ability to continue as a going concern; our ability to realize expected benefits from our strategic plans; our ability to implement any restructuring and cost-reduction efforts; our limited liquidity; our ability to mitigate the impact of new and increased tariffs and similar restrictions on our business; our reliance on third-party manufacturers, which operate mostly outside of the U.S., and problems with, or the loss of, our suppliers or an inability to obtain raw materials; our dependence on cash generated from operations to support our business and our growth initiatives; risks associated with fluctuations in the price of our Common Stock; risks associated with our indebtedness, including the limits imposed by our indebtedness to invest in the ongoing needs of our business; our ability to maintain and strengthen our brand to generate and maintain ongoing demand for our products; our ability to design, develop and introduce new products; our ability to manage our future growth effectively; our ability to expand into additional markets; risks associated with our international operations; our inability to sustain historic growth rates; our ability to cost-effectively attract new customers and retain our existing customers; the highly competitive market in which we operate; our failure to maintain product quality and product performance at an acceptable cost; the impact of product liability and warranty claims and product recalls, including write-offs; geopolitical actions, natural disasters, or pandemics; the ability of our largest stockholders to influence corporate matters. These and other important factors discussed under the caption "Risk Factors" in our Annual Report on Form 10-K for the year ended December 31, 2025 and any subsequent Quarterly Reports on Form 10-Q, Current Reports on Form 8-K, or other filings we make with the Securities and Exchange Commission could cause actual results to differ materially from those indicated by the forward-looking statements made in this Current Report. We undertake no obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise, except as required by applicable law.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SOLO BRANDS, INC.

Date:	April 2, 2026	By:	/s/ Laura Coffey
Laura Coffey
Chief Financial Officer